INTANGIBLES	12 Months Ended
Dec. 31, 2013
Goodwill and Intangible Assets Disclosure [Abstract]
INTANGIBLES

NOTE 8: INTANGIBLES

On June 28, 2012, the Company entered into a license agreement with Bright Automotive, Inc. (“Bright”) which provides the Company a royalty-free, perpetual, fully-paid up, worldwide, non-exclusive, non- transferable and non-sub-licensable limited license to use Bright’s Battery Management Software and CAD, and certain other intellectual property to develop, modify and/or sell, offer for sale, market, distribute, import and export derivative works. In consideration of the granting of the license, the Company paid to Bright a one-time up-front license fee in the amount of $50,000 which has been capitalized and amortized on a straight line basis over its estimated useful life ten (10) years. Management has estimated a 10 year useful life due to the risk of technological obsolescence of the intellectual property and the applications in which they are putting it in.
In January 2013, the Bright assets, including all of its intellectual properties and patents, were auctioned off and were purchased by a third party entity. This third party entity has agreed to negotiate on a contractual relationship with the Company to give the Company access to the Bright assets.
On April 5, 2013 the Company entered into an amendment with CleanFutures (the “Amendment”) to the License Agreement dated February 1, 2012 (the “License Agreement”). See Note 6.
Intangibles, at cost, consisted of the following as of December 31:

	2013	2012
Intangible assets, net:
Intangible assets	$3,474,719	$52,500
Less: Accumulated amortization	(240,364)	(5,000)
	$3,234,355	$47,500
For the years ended December 31, 2013 and 2012 and for the period from inception (November 25, 2009) through December 31, 2013, amortization expense was $235,364, $5,000, and $240,364, respectively. Future amortization is expected to be as follows:

2014	$318,158
2015	318,158
2016	318,158
2017	318,158
2018	318,158
Thereafter	1,643,565
$3,234,355